UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 11, 2006

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware Delaware	1-11706 000-50663 000-22741	52-1796339 20-0882547 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

CarrAmerica Realty Operating Partnership, L.P.

CarrAmerica Realty, L.P.

Form 8-K

Item 8.01. Other Events

On July 11, 2006, CarrAmerica Realty Corporation (“CarrAmerica” or the “Company”) issued a press release announcing that its common stockholders voted to approve the merger of CarrAmerica with and into an affiliate of The Blackstone Group and the other transactions contemplated by the Agreement and Plan of Merger, dated as of March 5, 2006, as amended, by and among CarrAmerica, certain of its subsidiaries and affiliates of The Blackstone Group.

A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 11, 2006 issued by CarrAmerica Realty Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2006

CARRAMERICA REALTY CORPORATION

By:	/s/ Stephen E. Riffee
Stephen E. Riffee Chief Financial Officer

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

By: CARRAMERICA REALTY CORPORATION, its general partner

By:	/s/ Stephen E. Riffee
Stephen E. Riffee Chief Financial Officer

CARRAMERICA REALTY, L.P.

By: CARRAMERICA REALTY GP HOLDINGS, LLC, its general partner

By: CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P., its sole member

By: CARRAMERICA REALTY CORPORATION, its general partner

By:	/s/ Stephen E. Riffee
Stephen E. Riffee Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated July 11, 2006 issued by CarrAmerica Realty Corporation